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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 14, 2002


                            SECURITY BIOMETRICS, INC.
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(Exact name of registrant as specified in its charter)


              NEVADA                   0-30711                   88-0209119
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(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)



1410 - 1030 WEST GEORGIA STREET, VANCOUVER, BC, CANADA                   V6E 2Y3
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(Address of principal executive offices                               (Zip Code)


Registrant's telephone number, including area code: (604-609-7749
                                                    ----------------------------


                                 NOT APPLICABLE
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(Former name or former address, if changed since last report.)

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ITEM 2.  ACQUISITION OF ASSETS

On June 14, 2002, the Security Biometrics, Inc., through a wholly owned subsidiary ("SBTI") acquired one hundred per cent (100 %) of the issued and outstanding shares of Lightec Communications, Inc. of Poughkeepsie, New York ("Lightec").

Lightec was incorporated in the state of New York on July 2, 1996. Over the last six years, Lightec has become a leading provider of high quality telecommunications design, installation and information technology services. It is the success and profitability of Lightec in this market which attracted SBTI to Lightec. With the introduction of SBTI's signature biometric security solutions, the merger with Lightec provides a strong technical basis on which to build and market this biometric security solution and at the same time expand Lightec to new markets.

The total acquisition price consisting of $4,000,000 in cash, and the issuance of 18,000,000 common shares of the Security Biometric, Inc. common stock reflects the growth in sales and market share. The Company currently has agreed to piggy-back the registration of the underlying securities if and when any further registration statements are filed by the Company. The acquisition price paid for Lightec Communications, Inc. by Security Biometrics, Inc. was the result of arm's length negotiations between the two parties.

Also conditional upon the acquisition of Lightec was the employment of Lightec's president, Mr. Michael Richards. Under the Employment Agreement with Michael Richard, Mr. Richards is to paid $150,000 per year to December 31, 2004 plus bonuses. The bonuses are based on percentages EBITDA earned by Lightec Communications during year 2002, 2003 and 2004. Mr. Richards also became a director of Security Biometrics, Inc. Ms. Maryanne Richards became a 17% shareholder of Security Biometrics, Inc.

The acquisition was financed as follows:

     1. by way of a private placement of 8,000,000 shares of the Company's common stock at $0.12 per share with a warrant to purchase additional share for $0.35 attached for a total of $750,000.

     2. Gerard Munera, a director of SBTI, entered into a promissory note agreement for $1,000,000 secured by a security agreement consisting of the assets of Lightec.

     3. Ms. Maryanne Richards entered into a promissory note agreement for $1,000,000 secured by a security agreement consisting of the assets of Lightec.

     4. Ms. Maryanne Richard received $1,250,000 between March 14, 2002 and June 14, 2002.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     a)   Financial Statement of Business Acquired.

          In accordance with Item 7(a)(4) of Form 8-K, the Registrant will file the financial statements of the business acquired as required by Item 7(a)(1) within sixty days after the filing of this Report.

     b)   Pro Forma Financial Information.


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          In accordance with Item 7(b)(2) of Form 8-K, the Registrant will file the pro forma financial information required by Item 7(b) within sixty days after the filing of this Report.

EXHIBITS

     1.   Agreement and Plan of merger dated as of March 14,              Page 5
          2002, by and among Security Biometrics, Inc., LT
          Acquisition Corp., Lightec Communications Inc.,
          Maryanne Richards and Michael Richards.

     2.   Promissory Note for $1,000,000 dated June 14, 2002             Page 64
          between Security Biometrics, Inc and Maryanne
          Richards.

     3.   Promissory Note for $1,000,000 dated June 14,2002              Page 68
          between Security Biometrics, Inc. and Gerard
          Munera.

     4.   Security Agreement for the $1,000,000 Promissory               Page 72
          Note dated June 14, 2002 between Security
          Biometrics, Inc. and Maryanne Richards.

     5.   Security Agreement for the $1,000,000 Promissory               Page 80
          Note dated June 14, 2002 between Security
          Biometrics, Inc. and Gerard Munera.

     6.   Employment Agreement between Michael Richards and              Page 88
          Security Biometrics, Inc. dated June 14, 2002.


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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    SECURITY BIOMETRICS, INC.
                                    -------------------------
                                          (Registrant)



Date                                By
      --------------------------        ----------------------------
                                           David Alexander
                                           Chief Financial Officer

                                           (Chief Accounting Officer and Duly
                                           Authorized Officer of the Registrant)


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